                      Morgan Stanley Flexible Income Trust
                          Item 77(O) 10F-3 Transactions
                        November 1, 2006 - April 30, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Brokers   Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total              sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets             From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Idearc  11/01    -     $100.0          365,00    0.01%  0.15%   JPMorgan    JP
 Inc.    /06             0    $2,850,     0                     , Bear,   Morgan
8% due                        000,000                           Stearns   Securi
11/15/                                                           & Co.    ties
  16                                                             Inc.,
                                                                Banc of
                                                                America
                                                                Securiti
                                                                es LLC,
                                                                Barclays
                                                                Capital,
                                                                Citigrou
                                                                 p, ABN
                                                                  AMRO
                                                                Incorpor
                                                                 ated,
                                                                Merrill
                                                                Lynch &
                                                                  Co.,
                                                                 Credit
                                                                Suisse,
                                                                Goldman,
                                                                Sachs &
                                                                  Co.,
                                                                 Morgan
                                                                Stanley

                       $100.0 $2,000,  645,00    0.03%  0.27%   Banc of
                         0    000,000     0                     America
                                                                Securiti
                                                                 es LLC    Banc
                                                                Barclays    of
                                                                Capital   Americ
                                                                  BNP       a
                                                                PARIBASR
                                                                   BS
                                                                Greenwic
                                                                   h
                                                                Capital,
                                                                ABN AMRO
                                                                Incorpor
                                                                ated,Dai
                                                                   wa
                                                                Securiti
 Time                                                           es SMBC
Warner                                                           Europe
 Inc.   11/08    -                                               HSBC,
5.6062   /06                                                    Calyon,
5% due                                                          Deutsche
11/13/                                                            Bank
  09                                                            Securiti
                                                                  es,
                                                                 Mizuho
                                                                Internat
                                                                 ional
                                                                  plc,
                                                                Wachovia
                                                                Securiti
                                                                  es,
                                                                Citigrou
                                                                   p,
                                                                Dresdner
                                                                Kleinwor
                                                                   t,
                                                                 Scotia
                                                                Capital,
                                                                 Bear,
                                                                Stearns
                                                                 & Co.,
                                                                 Inc.,
                                                                 Lehman
                                                                Brothers
                                                                   ,
                                                                Goldman,
                                                                Sachs &
                                                                  Co.,
                                                                 Morgan
                                                                Stanley,
                                                                JPMorgan
                                                                 , The
                                                                Williams
                                                                Capital
                                                                 Group,
                                                                 L.P.,
                                                                Baylock
                                                                   &
                                                                Company,
                                                                 Inc.,
                                                                 Fortis
                                                                Securiti
                                                                es LLC,
                                                                Merrill
                                                                Lynch &
                                                                Co., BMO
                                                                Capital
                                                                Markets,
                                                                Guzman &
                                                                  Co.,
                                                                Mitsubis
                                                                 hi UFJ
                                                                Securiti
                                                                  es,
                                                                 Credit
                                                                Suisse,
                                                                 Lloyds
                                                                  TSB,
                                                                Utendahl
                                                                Capital
                                                                 Group
                                                                 L.L.C.

                                                                Bank of
                                                                America
                                                                Securiti
 Sally                                                          es LLC,
Holdin                                                             JP     Merril
  gs    11/10    -     $100.0 $280,00  615,00    0.14%   0.26%   Morgan     l
 9.25%   /06             0     0,000      0                     Securiti  Lynch
  due                                                             es,
11/15/                                                          Merrill
  14                                                            Lynch &
                                                                  Co.,
                                                                 Morgan
                                                                Stanley
                                                                 Lehman
                                                                Brothers
                                                                   ,
                                                                JPMorgan
                                                                 Credit
                                                                Suisse,
 Home                                                           Merrill
 Depot                                                          Lynch &
 Inc.                  $100.0 $750,00  170,00    0.02%  0.07%     Co.,    Lehman
5.490%  12/13    -     0         0,       0                      Morgan   Brothe
  due    /06                    000                             Stanley,    rs
12/16/                                                          Citigrou
  09                                                               p,
                                                                Wachovia
                                                                Securiti
                                                                  es,
                                                                 Wells
                                                                 Fargo
                                                                Securiti
                                                                es, The
                                                                Williams
                                                                Capital
                                                                 Group,
                                                                  L.P.

                                                                 Morgan
                                                                Stanley,
                                                                  ABN
Hospir                                                           AMIRO
a Inc.                                                          Incorpor
 5.83%  3/20/    -     $100.0 $375,00            0.12%  0.20%    ated,    Citigr
  due     07             0       0,    455,00                   Citigrou   oup
3/30/2                          000    0                        p, Banc
  010                                                              of
                                                                America
                                                                Securiti
                                                                es LLC,
                                                                Wachovia
                                                                Capital
                                                                Markets,
                                                                  LLC